UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2017

SAGA COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11588	38-3042953
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

73 Kercheval Avenue
Grosse Pointe Farms, MI	48236
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 886-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective September 1, 2017, Saga Broadcasting, LLC, a wholly-owned subsidiary of Saga Communications, Inc. and a Delaware limited liability company (“Saga Broadcasting”), Saga Quad States Communications, LLC, a wholly-owned subsidiary of Saga Communications, Inc. and a Delaware limited liability company (“Saga Quad States,” and together with Saga Broadcasting, “Seller”), completed the disposition of Seller’s television segment to QueenB Television of Texas, LLC, a Texas limited liability company (“QueenB Texas”), and QueenB Television of Kansas/Missouri, LLC, a Kansas limited liability company (“QueenB Kansas/Missouri, and together with QueenB Texas, “Seller”), as assignees of Evening Telegram Company d/b/a Morgan Murphy Media, a Wisconsin corporation, upon the satisfaction of certain closing conditions described in the Asset Purchase Agreement dated May 9, 2017 (the “QueenB Agreement”) by and among Seller, Buyer, and, solely in its role as guarantor under the QueenB Agreement, Saga Communications, Inc., a Delaware corporation (“Saga”), as further described in the Form 8-K filed by Saga on May 10, 2017. The purchase price under the QueenB Agreement was $66,621,421.59, subject to certain purchase price adjustments, payable in cash.

Also effective September 1, 2017, Saga Quad States completed the acquisition from Apex Media Corporation, a South Carolina corporation (“AMC”), and Pearce Development, LLC f/k/a Apex Real Property, LLC, a South Carolina limited liability company (“ARP” and together with AMC, “Seller”), of substantially all of Seller’s assets related to the operation of certain radio and translator stations, upon the satisfaction of certain closing conditions described in the Asset Purchase Agreement dated May 9, 2017 (the “Apex Agreement”) by and among Seller, Saga Quad States, and, solely in his role as guarantor under the Apex Agreement, G. Dean Pearce, as further described in the Form 8-K filed by Saga on May 10, 2017. Mr. Pearce is President of AMC and ARP, and currently serves on the Board of Directors of Saga. The purchase price under the Apex Agreement was $23,000,000.00, subject to certain purchase price adjustments, payable in cash. The purchase price was determined through arm’s-length negotiations, and was approved by the Saga Board, and Finance and Audit Committee, in accordance with the requirements of Saga’s Corporate Governance Guidelines for the review of related party transactions.

The foregoing does not constitute a complete summary of the QueenB Agreement or the Apex Agreement. Reference is made to the QueenB Agreement and the Apex Agreement, each of which were attached as exhibits to the Form 8-K filed by Saga on May 9, 2017 and incorporated by reference herein, and to the press release attached as Exhibit 99.2 to this report and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Statements

The unaudited pro forma consolidated balance sheet of Saga as of June 30, 2017, and the unaudited pro forma consolidated statements of income of Saga for the years ended December 31, 2016, 2015 and 2014 are included as Exhibit 99.1 to this report and are incorporated into this Item 9.01 by reference. As our Form 10-Q for the quarterly period ended June 30, 2017 reflected the television segment disposed of pursuant to the QueenB Agreement as discontinued operations in the consolidated statement of income, interim period pro forma consolidated statements of income are not included. The pro forma consolidated statement of income as of June 30, 2017 and December 31, 2016 included in the press release attached as Exhibit 99.2 is provided for informational purposes only and assumes the disposition of the television segment and the acquisition of the radio and translator stations pursuant to the Apex Agreement as of January 1, 2016.

(d)	Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

2.1	Asset Purchase Agreement by and among Saga Broadcasting, LLC, Saga Quad States Communications, LLC, Saga Communications, Inc., and Evening Telegram Company d/b/a Morgan Murphy Media, dated May 9, 2017 (exhibit filed with Saga’s Form 8-K filed on May 9, 2017 and incorporated by reference herein).

2.2	Asset Purchase Agreement by and among Apex Media Corporation, Pearce Development, LLC f/k/a Apex Real Property, LLC, Saga Quad States Communications, LLC, and G. Dean Pearce, dated May 9, 2017 (exhibit filed with Saga’s Form 8-K filed on May 9, 2017 and incorporated by reference herein).

99.1	Unaudited Pro Forma Consolidated Financial Statements of Saga Communications, Inc.

99.2	Press Release dated September 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGA COMMUNICATIONS, INC.

Dated: September 6, 2017	By:	/s/ Samuel D. Bush
Samuel D. Bush
Senior Vice President and
Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

2.1	Asset Purchase Agreement by and among Saga Broadcasting, LLC, Saga Quad States Communications, LLC, Saga Communications, Inc., and Evening Telegram Company d/b/a Morgan Murphy Media, dated May 9, 2017 (exhibit filed with Saga’s Form 8-K filed on May 9, 2017 and incorporated by reference herein).

2.2	Asset Purchase Agreement by and among Apex Media Corporation, Pearce Development, LLC f/k/a Apex Real Property, LLC, Saga Quad States Communications, LLC, and G. Dean Pearce, dated May 9, 2017 (exhibit filed with Saga’s Form 8-K filed on May 9, 2017 and incorporated by reference herein).

99.1	Unaudited Pro Forma Consolidated Financial Statements of Saga Communications, Inc.

99.2	Press Release dated September 6, 2017.